Exhibit 8.1

APPENDIX I - CNH INDUSTRIAL GROUP OFF-HIGHWAY COMPANIES AT DECEMBER 31, 2021
Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
CONTROLLING COMPANY
Parent Company
CNH Industrial N.V.	Amsterdam	Netherlands	17,608,745	EUR	—	—	—	—

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS
Aerostar Integrated Systems, LLC	Wilmington	U.S.A.	1	USD	100.00	Aerostar International, Inc.	100.000
Aerostar International, Inc.	Pierre	U.S.A.	6,000	USD	100.00	Raven Industries, Inc.	100.000
Aerostar Technical Solutions, Inc.	Glendale	U.S.A.	1,000	USD	100.00	Aerostar International, Inc.	100.000
AgDNA Pty Ltd.	St. Marys	Australia	2,175,120	AUD	100.00	CNH Industrial N.V.	100.000
AgDNA Technologies	Carson City	U.S.A.	120	USD	100.00	AgDNA Pty Ltd.	100.000
AgDNA Technologies Pty Ltd.	St. Marys	Australia	2	AUD	100.00	AgDNA Pty Ltd.	100.000
ATD Holding Company, Inc.	Pierre	U.S.A.	—	USD	100.00	Raven Industries, Inc.	100.000
ATI, Inc.	Mt. Vernon	U.S.A.	—	USD	100.00	CNH Industrial America LLC	100.000
Banco CNH Industrial Capital S.A.	Curitiba	Brazil	940,451,054	BRL	100.00	New Holland Ltd	99.329
						CNH Industrial Brasil Ltda.	0.671
BLI Group, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.000
Blue Leaf I.P. , Inc.	Wilmington	U.S.A.	1,000	USD	100.00	BLI Group, Inc.	100.000
Blue Leaf Insurance Company	Colchester	U.S.A.	250,000	USD	100.00	CNH Industrial America LLC	100.000
Case Baumaschinen AG	Kloten	Switzerland	4,000,000	CHF	100.00	CNH Industrial N.V.	100.000
Case Canada Receivables, Inc.	Calgary	Canada	1	CAD	100.00	CNH Industrial Capital America LLC	100.000
Case Credit Holdings Limited	Wilmington	U.S.A.	5	USD	100.00	CNH Industrial Capital America LLC	100.000
Case Dealer Holding Company LLC	Wilmington	U.S.A.	1	USD	100.00	CNH Industrial America LLC	100.000
Case Equipment Holdings Limited	Wilmington	U.S.A.	5	USD	100.00	CNH Industrial America LLC	100.000

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Case France NSO	Morigny-Champigny	France	7,622	EUR	100.00	CNH Industrial France	100.000
CASE ILE DE FRANCE	Saint-Pathus	France	600,000	EUR	100.00	CNH Industrial France	100.000
Case New Holland Construction Equipment (India) Private Limited	New Delhi	India	240,100,000	INR	100.00	CNH Industrial (India) Private Limited	50.000
						CNH Industrial America LLC	50.000
Case New Holland Industrial Inc.	Wilmington	U.S.A.	55	USD	100.00	CNH Industrial U.S. Holdings Inc.	100.000
Case United Kingdom Limited	Basildon	United Kingdom	3,763,618	GBP	100.00	CNH Industrial America LLC	100.000
CIFINS S.p.A.	Turin	Italy	40,000,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH (China) Management Co., Ltd.	Shanghai	People's Rep.of China	207,344,542	USD	100.00	CNH Industrial N.V.	100.000
CNH ARGENTINA S.A.	Buenos Aires	Argentina	8,147,618,291	ARS	100.00	CNH Industrial Brasil Ltda.	94.982
						CNHI COMERCIO DE PEÇAS LTDA	5.018
CNH Capital Finance LLC	Wilmington	U.S.A.	5,000	USD	100.00	Case Credit Holdings Limited	100.000
CNH Capital Operating Lease Equipment Receivables LLC	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial Capital America LLC	100.000
CNH Capital Receivables LLC	Wilmington	U.S.A.	—	USD	100.00	CNH Industrial Capital America LLC	100.000
CNH Componentes, S.A. de C.V.	Queretaro	Mexico	135,634,842	MXN	100.00	CNH Industrial America LLC	100.000
CNH Industrial (Harbin) Machinery Co. Ltd.	Harbin	People's Rep.of China	140,000,000	USD	100.00	CNH Industrial Asian Holding Limited N.V.	100.000
CNH Industrial (India) Private Limited	New Delhi	India	12,416,900,200	INR	100.00	CNH Industrial Asian Holding Limited N.V.	100.000
CNH Industrial (Thailand) Ltd.	Samut Prakarn	Thailand	354,500,000	THB	100.00	CNH Industrial N.V.	100.000
CNH Industrial AG and CE (PTY) LTD.	Centurion	South Africa	185,455,900	ZAR	100.00	CNH Industrial N.V.	100.000

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH Industrial America LLC	Wilmington	U.S.A.	—	USD	100.00	Case New Holland Industrial Inc.	100.000
CNH Industrial Asian Holding Limited N.V.	Zedelgem	Belgium	114,100,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Australia Pty Limited	St. Marys	Australia	293,408,692	AUD	100.00	CNH Industrial N.V.	100.000
CNH Industrial Baumaschinen GmbH	Heilbronn	Germany	61,355,030	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Belgium	Zedelgem	Belgium	106,081,158	EUR	100.00	CNH Industrial N.V.	88.828
						New Holland Holding Limited	11.172
CNH Industrial Brasil Ltda.	Nova Lima	Brazil	3,512,501,440	BRL	100.00	New Holland Ltd	100.000
CNH Industrial Canada, Ltd.	Toronto	Canada	28,000,100	CAD	100.00	CNH Industrial N.V.	100.000
CNH Industrial Capital (India) Private Limited	New Delhi	India	3,972,000,000	INR	100.00	CNH Industrial (India) Private Limited	100.000
CNH Industrial Capital (Shanghai) Commercial Factoring Co. Ltd.	Shanghai	People's Rep.of China	20,000,000	USD	100.00	CNH Industrial Capital Australia Pty Limited	100.000
CNH Industrial Capital America LLC	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial Capital LLC	100.000
CNH INDUSTRIAL CAPITAL ARGENTINA S.A.	Buenos Aires	Argentina	1,003,782,818	ARS	100.00	CNH Industrial N.V.	79.790
						CNH ARGENTINA S.A.	20.210
CNH Industrial Capital Australia Pty Limited	St. Marys	Australia	70,675,693	AUD	100.00	CNH Industrial Australia Pty Limited	100.000
CNH Industrial Capital Canada Ltd.	Calgary	Canada	5,435,350	CAD	100.00	Case Credit Holdings Limited	100.000
CNH Industrial Capital Corretora de Seguros Administração e Serviços Ltda.	Curitiba	Brazil	100,000	BRL	100.00	CNHI COMERCIO DE PEÇAS LTDA	99.990
						CNH Industrial Brasil Ltda.	0.010
CNH Industrial Capital LLC	Wilmington	U.S.A.	—	USD	100.00	CNH Industrial America LLC	100.000
CNH Industrial Capital Russia LLC	Moscow	Russia	640,740,000	RUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Capital Solutions S.p.A.	Turin	Italy	53,031,539	EUR	100.00	CNH Industrial N.V.	100.000

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH Industrial Capital South America SpA	Las Condes	Chile	5,000,000	USD	100.00	New Holland Ltd	100.000
CNH Industrial Danmark A/S	Albertslund	Denmark	12,000,000	DKK	100.00	CNH Industrial N.V.	100.000
CNH Industrial Deutschland GmbH	Heilbronn	Germany	18,457,650	EUR	100.00	CNH Industrial Baumaschinen GmbH	90.000
						CNH Industrial N.V.	10.000
CNH Industrial Europe Holding S.A. in liquidation	Luxembourg	Luxembourg	100,000,002	USD	100.00	CNH Industrial N.V.	100.000
CNH Industrial Exports Inc.	Wilmington	U.S.A.	3,000	USD	100.00	CNH Industrial N.V.	100.000
CNH Industrial Finance Europe S.A.	Luxembourg	Luxembourg	50,000,000	EUR	100.00	CNH Industrial N.V.	60.000
						CNH Industrial Finance S.p.A.	40.000
CNH Industrial Finance North America, Inc.	Wilmington	U.S.A.	25,000,000	USD	100.00	CNH Industrial N.V.	60.000
						CNH Industrial Finance S.p.A.	40.000
CNH Industrial Finance S.p.A.	Turin	Italy	100,000,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial France	Morigny-Champigny	France	52,965,450	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Italia s.p.a.	Turin	Italy	56,225,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Kutno sp. z o.o.	Kutno	Poland	5,000	PLN	100.00	CNH Industrial Polska Sp. z o.o.	100.000
CNH Industrial Maquinaria Spain S.A.	Madrid	Spain	21,000,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial OLDCO Capital Limited	Basildon	United Kingdom	2,480	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Osterreich GmbH	St. Valentin	Austria	2,000,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Polska Sp. z o.o.	Plock	Poland	162,591,660	PLN	100.00	CNH Industrial Belgium	100.000
CNH Industrial Portugal-Comercio de Tractores e Maquinas Agricolas Ltda	Castanheira do Ribatejo	Portugal	498,798	EUR	100.00	CNH Industrial N.V.	99.980
						CNH Industrial Italia s.p.a.	0.020

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held		% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
CNH Industrial Russia LLC	Naberezhnye Chenly	Russia	608,754,200	RUR	100.00	CNH Industrial Osterreich GmbH	99.000
						CNH Industrial N.V.	1.000
CNH Industrial Sales and services GmbH	Berlin	Germany	25,000	EUR	100.00	CNH Industrial Baumaschinen GmbH	100.000
CNH Industrial Services (Thailand) Limited	Bangkok	Thailand	10,000,000	THB	100.00	CNH Industrial Services S.r.l.	99.997
						CNH Industrial Asian Holding Limited N.V.	0.002
CNH Industrial Services S.r.l.	Modena	Italy	10,400	EUR	100.00	CNH Industrial Italia s.p.a.	100.000	21f
CNH Industrial Sweden AB	Överum	Sweden	11,000,000	SEK	100.00	CNH Industrial N.V.	100.000
CNH Industrial Technology Services (India) Private Limited	New Dehli	India	70,000,000	INR	100.00	CNH Industrial (India) Private Limited	100.000
CNH Industrial U.S. Holdings Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial N.V.	100.000
CNH Industrial UK Limited	London	United Kingdom	200	USD	100.00	CNH Industrial N.V.	100.000
CNH Reman LLC	Wilmington	U.S.A.	4,000,000	USD	50.00	CNH Industrial America LLC	50.000
CNH U.K. Limited	Basildon	United Kingdom	25,275	GBP	100.00	New Holland Holding Limited	100.000
CNH Wholesale Receivables LLC	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial Capital America LLC	100.000
CNHI COMERCIO DE PEÇAS LTDA	Nova Lima	Brazil	1,626,298	BRL	100.00	CNH Industrial Brasil Ltda.	100.000
CNHI International SA	Paradiso	Switzerland	100,000	CHF	100.00	CNH Industrial N.V.	100.000
Dot Technology Corp.	Toronto	Canada	12,558,870	CAD	100.00	Raven Industries Canada, Inc.	100.000
Fiatallis North America LLC	Wilmington	U.S.A.	32	USD	100.00	CNH Industrial America LLC	100.000
Flagship Dealer Holding Company, LLC	Wilmington	U.S.A.	1	USD	100.00	CNH Industrial America LLC	100.000
Flexi-Coil (U.K.) Limited	Basildon	United Kingdom	3,291,776	GBP	100.00	CNH Industrial Canada, Ltd.	100.000
HFI Holdings, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.000
LLC "CNH Industrial Financial Services Russia"	Moscow	Russia	50,000,000	RUR	100.00	CNH Industrial N.V.	100.000
LLC "CNH Industrial Ukraine"	Kiev	Ukraine	30,000,000	UAH	100.00	CNH Industrial N.V.	100.000
New Holland Credit Company, LLC	Wilmington	U.S.A.	—	USD	100.00	CNH Industrial Capital LLC	100.000

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
New Holland Holding Limited	Basildon	United Kingdom	33,601	GBP	100.00	CNH Industrial N.V.	100.000
New Holland Ltd	Basildon	United Kingdom	1,079,247,000	GBP	100.00	CNH Industrial N.V.	100.000
New Holland Tractor Ltd.	Basildon	United Kingdom	184,100	GBP	100.00	New Holland Holding Limited	100.000
O & K - Hilfe GmbH	Heilbronn	Germany	25,565	EUR	100.00	CNH Industrial Baumaschinen GmbH	100.000
Raven Applied Technologies, LLC	Pierre	U.S.A.	1	USD	100.00	Raven Industries, Inc.	100.000
Raven CLI Construction, Inc.	Pierre	U.S.A.	10,000	USD	100.00	Raven Engineered Films, Inc.	100.000
Raven do Brazil Participacoes E Servicos Technicos LTDA	São Paulo	Brazil	53,360,425	BRL	100.00	Raven Applied Technologies, LLC	100.000
Raven Engineered Films, Inc.	Pierre	U.S.A.	10,000	USD	100.00	Raven Industries, Inc.	100.000
Raven Europe, B.V.	Middenmeer	Netherlands	808,481	EUR	100.00	Raven International Holding Company B.V.	100.000
Raven Industries Australia PTY Ltd.	Melbourne	Australia	—	AUD	100.00	Raven Applied Technologies, LLC	100.000
Raven Industries Canada, Inc.	Nova Scotia	Canada	130,000	CAD	100.00	Raven International Holding Company B.V.	100.000
Raven Industries Holding, LLC	Pierre	U.S.A.	1	USD	100.00	Raven Industries, Inc.	100.000
Raven Industries, Inc.	Racine	U.S.A.	10	USD	100.00	CNH Industrial U.S. Holdings Inc.	100.000
Raven International Holding Company B.V.	Amsterdam	Netherlands	100	EUR	100.00	Raven Applied Technologies, LLC	100.000
Raven Risk Management I.I.	Scottsdale	U.S.A.	—	USD	100.00	Raven Industries, Inc.	100.000
Raven Slingshot, Inc.	Pierre	U.S.A.	10,000	USD	100.00	Raven Applied Technologies, LLC	100.000
Receivables Credit II Corporation	Calgary	Canada	1	CAD	100.00	CNH Industrial Capital America LLC	100.000
SAMPIERANA ASIA PACIFIC LTD	Kunshan	People's Rep.of China	900,000	USD	90.00	Sampierana S.p.A	100.000
Sampierana S.p.A	Bagno di Romagna (FC)	Italy	1,100,000	EUR	90.00	CNH Industrial Italia s.p.a.	90.000
Steyr Center Nord GmbH	Ruckersdorf-Harmannsdorf	Austria	35,000	EUR	100.00	CNH Industrial Osterreich GmbH	100.000

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)
Uzcaseagroleasing LLC	Tashkent	Uzbekistan	5,000,000	USD	51.00	Case Credit Holdings Limited	51.000
UzCaseMash LLC	Tashkent	Uzbekistan	15,000,000	USD	60.00	Case Equipment Holdings Limited	60.000
UzCaseService LLC	Tashkent	Uzbekistan	224,901,201	UZS	70.35	Case Equipment Holdings Limited	70.348
UzCaseTractor LLC	Tashkent	Uzbekistan	15,000,000	USD	51.00	Case Equipment Holdings Limited	51.000
JOINTLY-CONTROLLED ENTITIES ACCOUNTED FOR USING THE EQUITY METHOD
CNH Comercial, SA de C.V.	Queretaro	Mexico	160,050,000	MXN	50.00	CNH de Mexico SA de CV	100.000
CNH de Mexico SA de CV	Queretaro	Mexico	165,276,000	MXN	50.00	CNH Industrial N.V.	50.000
CNH Industrial S.A. de C.V.	Queretaro	Mexico	400,050,000	MXN	50.00	CNH de Mexico SA de CV	100.000
CNH Servicios Comerciales, S.A. de C.V., SOFOM, E.N.R.	Queretaro	Mexico	50,000,000	MXN	50.00	CNH Industrial N.V.	50.000
New Holland HFT Japan Inc.	Sapporo	Japan	240,000,000	JPY	50.00	CNH Industrial N.V.	50.000
Turk Traktor ve Ziraat Makineleri A.S.	Ankara	Turkey	53,369,000	TRY	37.50	CNH Industrial Osterreich GmbH	37.500
ASSOCIATED COMPANIES ACCOUNTED FOR USING THE EQUITY METHOD
Al-Ghazi Tractors Ltd	Karachi	Pakistan	289,821,005	PKR	43.17	CNH Industrial N.V.	43.169
Bennamann Energy Limited	Newquay Cornwall	United Kingdom	159	GBP	8.16	CNH Industrial N.V.	8.164
Bennamann Ltd.	Newquay Cornwall	United Kingdom	15,886	GBP	8.16	CNH Industrial N.V.	8.164
Bennamann Services Ltd.	Newquay Cornwall	United Kingdom	159	GBP	8.16	CNH Industrial N.V.	8.164
CNH Industrial Capital Europe S.a.S.	Nanterre	France	88,482,297	EUR	49.90	CIFINS S.p.A.	49.900
Farm FZCO	Jebel Ali	United Arab Emirates	6,600,000	AED	28.79	CNH Industrial Italia s.p.a.	28.788
Geoprospectors GmbH	Traiskirchen	Austria	84,250	EUR	25.00	CNH Industrial N.V.	24.999
OTHER COMPANIES ACCOUNTED FOR USING THE EQUITY METHOD
Zasso Group AG	Zug	Switzerland	290,599	CHF	10.42	CNH Industrial N.V.	10.418

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
SUBSIDIARIES VALUED AT COST
Case Construction Equipment, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.000
Case IH Agricultural Equipment, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.000
Case International Limited	Basildon	United Kingdom	1	GBP	100.00	New Holland Holding Limited	100.000
CNH Trustee Limited	Basildon	United Kingdom	2	GBP	100.00	CNH Industrial N.V.	50.000
						New Holland Ltd	50.000
Employers' Health Initiatives L.L.C.	Wilmington	U.S.A.	790,000	USD	100.00	CNH Industrial America LLC	100.000
International Harvester Company	Wilmington	U.S.A.	1,000	USD	100.00	CNH Industrial America LLC	100.000
J.I. Case Company Limited	Basildon	United Kingdom	2	GBP	100.00	Case United Kingdom Limited	100.000
J.I. Case Trustee Limited	Basildon	United Kingdom	2	GBP	100.00	CNH Industrial N.V.	50.000
						New Holland Ltd	50.000
SERFIT S.R.L.	Turin	Italy	50,000	EUR	100.00	CNH Industrial N.V.	100.000
ASSOCIATED COMPANIES VALUED AT COST
Consorzio Nido Industria Vallesina	Ancona	Italy	53,903	EUR	38.73	CNH Industrial Italia s.p.a.	38.728
OTHER COMPANIES VALUED AT COST
Augmenta Holding	Paris	France	6,659,159	EUR	10.00	CNH Industrial N.V.	10.002
CODEFIS Società consortile per azioni	Turin	Italy	120,000	EUR	19.00	CNH Industrial Capital Limited	9.500
						CNH Industrial Capital Solutions S.p.A.	9.500
FCA Services S.c.p.a.	Turin	Italy	1,600,000	EUR	12.96	Iveco S.p.A.	7.656
						CNH Industrial Italia s.p.a.	4.208
						FPT Industrial S.p.A.	0.846
						Astra Veicoli Industriali S.p.A.	0.042
						CNH Industrial Finance S.p.A.	0.042
						CNH Industrial Services S.r.l.	0.042
						Iveco Capital Solutions S.p.A.	0.042
						Iveco Defence Vehicles S.p.A.	0.042

Exhibit 8.1

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
OTHER COMPANIES VALUED AT COST (continued)
						Officine Brennero S.p.A.	0.042
Nuova Didactica S.c. a r.l.	Modena	Italy	112,200	EUR	12.27	CNH Industrial Italia s.p.a.	12.273
Zimeno, Inc.	Wilmington	U.S.A.	1	USD	10.76	CNH Industrial America LLC	10.760